                                                                   EXHIBIT 10.34

                         INTERACTIVE SERVICES AGREEMENT
                         ------------------------------

     This Interactive Services Agreement (this "Agreement") dated as of July 31, 1997, is by and between Lycos, Inc., a Delaware corporation ("Lycos"), having an office at 500 Old Connecticut Path, Framingham, Massachusetts 01701-4576 and BarnesandNoble.com, Inc. a Delaware corporation ("B&N"), having an office at 122 Fifth Avenue, New York, New York 10011.

                                   RECITALS

     WHEREAS, B&N is a retailer of books and offers books and other items for sale through its Web service which is accessible through the URL www.barnesandnoble.com (the "B&N Site");

     WHEREAS, Lycos is the owner or licensee of certain Web services, including, without limitation, the Lycos Catalog of the Internet, Pictures and Sounds, Top 5% Reviews and other search and content areas (collectively, the "Lycos Services"), which are accessible through the URL www.lycos.com (the "Lycos Site");

     WHEREAS, B&N desires that Lycos integrate links from the Lycos Services and certain other areas on the Lycos Site to the B&N Site and that Lycos performs various search services on behalf of B&N so that users of the Lycos Services will have access to the B&N Site through the Lycos Services;

     WHEREAS, B&N and Lycos desire to enter other arrangements as more particularly described herein.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, B&N and Lycos hereby agree as follows:

     1.   Certain Definitions.
          -------------------

          As used herein, the following terms shall have the meaning herein ascribed:

          "Lycos PowerSearch API" means the application programming interface created and maintained by Lycos that allows B&N to create pre-defined searches of the Lycos Catalog for the viewers of the B&N Site and insert the searches as hypertext links into the HTML pages of the B&N Site, such that when a viewer clicks on such link, the query is sent to Lycos and the results are sent back to the B&N Site which displays the data in its HTML page.

          "Lycos Search API" means the application programming interface created and maintained by Lycos that allows a viewer of the B&N Site to search the Lycos Catalog from search boxes in the HTML pages of the B&N Site, such that when a viewer of the B&N Site enters a search query, the query is sent to Lycos, and the results are sent back to B&N to place into the B&N Site.

          "Web" means the World Wide Web, a system for accessing and viewing text, graphics, sound and other media via the collection of computer networks known as the Internet.

          "Web Search Results" means the results of a query sent to the Lycos search engine that are then displayed in HTML format by the user of the Lycos Search API.

     2.   Link to B&N Site; Search Services.
          ---------------------------------

          (a) Subject to the terms and conditions of this Agreement as promptly as practicable after the date hereof and, in any event, no later than September 10, 1997 (the "Effective Date"), Lycos agrees continuously throughout the term of this Agreement to (i) provide links to the B&N Site from selected Web pages within the Lycos Site, including the Lycos Home Page, WebGuides and Lycos Shopping (collectively, the "Lycos Pages"), so as to provide users of the Lycos Site access to the B&N Site, (ii) provide links from relevant book content related Web pages within Lycos WebGuides to relevant categories on the B&N Site; and (iii) provide links to the B&N Site from selected Web pages within the Lycos Search Results Pages. In addition, from time to time, during the term of this Agreement, Lycos agrees to include links from selected Web pages within Lycos WebGuides to pages within the Books of the Week and/or Book Review sections of the B&N Site (all of such links referred to in the first sentence and this sentence being referred to herein as the "B&N Links"). All B&N Links may be modified and/or expanded from time to time throughout the term of this Agreement pursuant to mutual agreement of the parties hereto, except that Lycos may modify the placement of the B&N Links on the Lycos Home Page and Lycos Search Results Pages in a manner determined by Lycos, subject to compliance with clause (b) below. Except as described in clause (c) below, each Web page within the B&N Site which is accessed by the B&N Links will display the look and feel of the B&N Site area, which shall include, but not be limited to, page format, navagational bars, colors, fonts, the B&N logo, all hyperlinks appearing on the linked B&N Site area and, in general, the overall design of the B&N Site. To the extent access to the B&N Site from the Lycos Site is deemed to be a reproduction, transmission or distribution, Lycos is further granted a worldwide, royalty-free license to use, reproduce, transmit, distribute and publicly display the B&N Site so as to make the B&N Site available to users of the Lycos Site via the Web; provided, however, that nothing in the preceding clause shall be deemed to be in conflict with the Terms of Usage contained on the B&N Site attached hereto as Exhibit A (as in effect on the date hereof), as
                                ---------
amended from time to time, which may be applicable to users of the B&N Site, and provided, further, that in no event shall the preceding clause grant a license to Lycos in any of the content on the B&N Site.

          (b) With respect to the link from the Lycos Home Page to the B&N Site described in clause (a) above, Lycos agrees that [*]

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[*]

          (c) Throughout the term of this Agreement, Lycos will integrate search capabilities within selected Web pages in the Lycos Site in order to enable a user of the Lycos Services to search the B&N Site for particular books. The search will be conducted through the B&N Site with the search results being presented on a page which is created in a Lycos template incorporating the look and feel of the Lycos Pages, including page format, navigational bars, colors and the Lycos logo (the "Branded Results Page"). Every Branded Results Page will have a URL similar to www.bandn.lycos.com. In addition, every Branded Results Page will provide the user with the ability to initiate another search of the B&N Site through the display of a drop-down search-related box stating "Search BarnesandNoble.com for books on [related subject]" or similar text to be jointly determined by B&N and Lycos. B&N will serve and maintain the Branded Results Page throughout the term of this Agreement.

          (d) Lycos will spider the HTML contents of the B&N Site and incorporate spidered information from the B&N Site into the Lycos Catalog of the Internet.

          (e) Subject to the terms and conditions of this Agreement, B&N hereby grants Lycos the right to reproduce and display all logos, trademarks, trade names and similar identifying material relating to B&N (the "B&N Marks") in connection with the promotion, marketing and distribution of the Lycos Services, provided, that Lycos shall not make any specific use of any B&N Mark which refers to B&N exclusively without first submitting a sample of such to B&N and obtaining B&N's prior consent, which consent shall not be unreasonably withheld.

          (f) [*]

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

(or another area within the B&N Site designated by B&N) and shall continuously appear in the Shopping Pages throughout the term of this Agreement.

          (g)   [*].

     3.   Obligations of B&N.
          ------------------

          (a) B&N shall display the "Powered by Lycos" logo on all Web pages solely where search boxes, Web Search Results, and PowerSearch links are deployed through the use of Lycos search tools, as well as appropriate copyright notices. [*]. During the term of this Agreement, the Lycos Services will be the exclusive Web search and navigation service available through the B&N Site, excluding the proprietary search tools developed by B&N for searching the B&N Site.

          (b) B&N agrees to include Lycos branded bookmarks with the shipment of all books purchased online through the B&N Site.

          (c) [*], B&N agrees to deploy the Lycos Search API tools on the B&N Site in order to integrate searches of the Lycos Catalog and Lycos Pictures and Sounds, in the manner determined by B&N, in its sole discretion, which determination will be made and provided to Lycos within thirty days of the execution of this Agreement.

          (d) B&N will make its personnel available to Lycos to assist Lycos in establishing the B&N Links between the Lycos Site and the B&N Site referred to herein, including establishing links to the Book Lists, Book of the Week and Book Reviews sections of the B&N Site. B&N personnel will also assist Lycos in implementing the feature of passing queries from Lycos to the Lycos Search API located on the B&N Site.

          (e) B&N will also make its editorial staff available to Lycos in order to utilize the Lycos PowerSearch API tool for the creation of searches of the Web for positioning on the B&N Site.

          (f) Concurrently with the execution of this Agreement, Barnes & Noble, Inc. will execute and deliver to Lycos the Promotion Agreement in the form of Exhibit B attached hereto.
---------

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

     4.   License Grant by Lycos.
          ----------------------

          (a) Lycos will provide B&N the Lycos Search API tools, which B&N, solely at its option, may deploy on the B&N Site in order to integrate search of the Lycos Catalog of the Internet and Lycos Pictures and Sounds. B&N will be responsible for implementing the API within the B&N Site so as to make Web Search Results available to users of the B&N Site.

          (b) Subject to the terms and conditions of this Agreement, Lycos hereby grants to B&N the right to use the Lycos Search API so as to provide users of the B&N Site access to Web Search Results. To the extent such access is deemed to be a reproduction, transmission or distribution, B&N is further granted a worldwide, royalty-free license to use, reproduce, transmit, distribute and publicly display Web Search Results so as to make the Web Search Results available to users of the B&N Site via the Web.

          (c) Subject to the terms and conditions of this Agreement, Lycos hereby grants B&N the right to reproduce and display all logos, trademarks, trade names and similar identifying material relating to the Lycos Search and Lycos PowerSearch APIs and the Lycos bookmarks (the "Lycos Marks") in connection with the promotion, marketing and distribution of the Web searches being available through the B&N Site and the shipment of the Lycos bookmarks. Upon Lycos' request, B&N will make available samples of any uses of the Lycos Marks for approval by Lycos, such approval to be in Lycos' sole and exclusive discretion.

     5.   Royalties and Fees.
          ------------------

          (a) In consideration of Lycos' obligations under this Agreement, B&N shall pay Lycos [*]

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

*
          (d) B&N shall calculate and report in writing to Lycos within thirty days after each quarter the Net Revenues derived during such quarter on all transactions initiated by viewers sent to the B&N Site from the Lycos Services, and, if required under Section 5(b) above, make payment to Lycos of the applicable royalty. B&N shall permit Lycos to audit B&N's books and records with respect to Net Revenues, during normal business hours and no more than once quarterly upon five (5) business days' notice, in order to ensure B&N's compliance with this Section 5. B&N will pay all costs and expenses of such audit in the event there is a discrepancy of 10% or more.

     6.   Term of Agreement.
          -----------------

          The term of this Agreement shall commence on the date hereof and will continue until [*]

     7.   Representations and Warranties of the Parties.
          ---------------------------------------------

          In order to induce Lycos to enter into this Agreement, B&N hereby warrants and represents as follows:

          (a) Status.  B&N is a corporation in good standing under the laws of
              ------
the state of its organization, and has the full right, power and authority to enter into this Agreement and to grant the rights herein granted.

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  omitted portions.

          (b) No Conflicting Obligations.  The performance by B&N pursuant to
              --------------------------
this Agreement and/or the rights herein granted to Lycos will not conflict with or result in a breach or violation of any of the terms or provisions, or constitute a default under any organizational instruments of B&N or any agreement to which B&N is a party or to which it is bound.

          (c) Right to License.  B&N possesses the full right and authority to
              ----------------
provide access to the B&N Site and to license the B&N Marks. B&N is the sole owner and/or has the right to license, and shall continue to own and/or have the right to license, throughout the term of the Agreement, all right, title and interest in and to the B&N Site, except for content written, prepared or otherwise developed by users of the B&N Site ("User Content").

          (d) Compliance with Laws and Regulations.  B&N shall comply with all
              ------------------------------------
applicable laws, statutes, ordinances, rules and regulations of each country, state, city or other political entity.

          (e) Clearances.  Throughout the term of this Agreement, B&N shall
              ----------
maintain the B&N Site and its INTERNIC registration. All fees of any nature, including, without limitation, residuals, royalties, reuse, health and welfare payments, and similar or dissimilar fees due to third parties (including writers, composers and performers) for rights necessary to exploit the B&N Site, as provided herein, shall be the sole responsibility of B&N.

          (f) No Infringement.  B&N has the right to enter into this Agreement
              ---------------
and to grant to Lycos the license provided herein and neither the B&N Site (other than User Content) nor the B&N Marks nor any other materials or any elements or parts thereof, nor the provision of access to the B&N Site pursuant to the provisions hereof by Lycos, shall violate or infringe upon the copyright, literary, privacy, publicity, trademark, service mark or any other personal, moral or property right of any person, nor shall same constitute a libel or defamation of any person whatsoever.

          (g) General.  EXCEPT FOR THE FOREGOING REPRESENTATIONS AND WARRANTIES,
              -------
B&N MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR OTHERWISE WHICH WOULD EXTEND BEYOND THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN.

     8.   Representations and Warranties of Lycos.   In order to induce B&N to
          ---------------------------------------
enter into this Agreement, Lycos represents and warrants that:

          (a) Corporate Status.  Lycos is a corporation in good standing under
              ----------------
the laws of the State of Delaware, and has the full right, power and authority to enter into this Agreement and to grant the rights herein granted.

          (b) No Conflicting Obligations.  The performance by Lycos pursuant to
              --------------------------
this Agreement and/or the rights herein granted to B&N will not result in a breach or violation of any of the terms or provisions, or constitute a default under any organizational instruments of Lycos or any agreement to which Lycos is a party or to which it is bound.

          (c) Right to License.  Lycos possesses the full right and authority to
              ----------------
license the Lycos Services and the Lycos Marks. Lycos is the sole owner and/or has the right to license, and shall continue to own and/or have the right to license, throughout the term of this Agreement, all right, title and interest, including without limitation all rights under copyright in and to the Lycos Services and all materials created by employees of Lycos and/or third parties, for or in connection with the Lycos Services, and each element thereof.

          (d) Compliance with Laws and Regulations.  Lycos shall comply with all
              ------------------------------------
applicable laws, statutes, ordinances, rules and regulations of each country, state, city or other political entity.

          (e) Clearances.  Lycos shall clear all rights in the Lycos Services
              ----------
and all elements thereof for use as provided herein. All fees of any nature, including, without limitation, residuals, royalties, reuse, health and welfare payments, and similar or dissimilar fees due to third parties (including writers, composers and performers) for rights necessary to exploit the Lycos Services, as provided herein, shall be the sole responsibility of Lycos.

          (f) No Infringement.  Lycos has the right to enter into this Agreement
              ---------------
and to grant to B&N the license provided herein and neither the Lycos Services nor any other materials or any elements or parts thereof or other material delivered or to be delivered to B&N hereunder, shall violate or infringe upon the copyright, literary, privacy, publicity, trademark, service mark or any other personal, moral or property right of any person, nor shall same constitute a libel or defamation of any person whatsoever.

          (g) General.  EXCEPT FOR THE FOREGOING REPRESENTATIONS AND WARRANTIES,
              -------
LYCOS MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR OTHERWISE WHICH WOULD EXTEND BEYOND THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN.

     9.   Indemnification.
          ---------------

          (a) B&N Indemnity.  B&N will at all times indemnify and hold harmless
              -------------
Lycos and its officers, directors, shareholders, successors and assigns from and against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or relating to any breach of any warranty, representation, covenant or agreement made by B&N in this Agreement. Lycos shall give B&N prompt written notice of any claim, action or demand for which indemnity is claimed. B&N shall have the right, but not the obligation, to control the defense and/or settlement of any claim in which it is named as a party. Lycos shall have the right to participate in any defense of a claim by B&N with counsel of Lycos' choice at its own expense. The foregoing indemnity is conditioned upon: prompt written notice by Lycos to B&N of any claim, action or demand for which indemnity is claimed; complete control of the defense and settlement thereof by B&N; and such reasonable cooperation by Lycos in the defense as B&N may request.

          (b) Lycos Indemnity.  Lycos will at all times defend, indemnify and
              ---------------
hold harmless B&N and its officers, directors, shareholders, successors and assigns from and against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or relating to any breach of any warranty, representation, covenant or agreement made by Lycos in this Agreement. B&N shall give Lycos prompt written notice of any claim, action or demand for which indemnity is claimed. Lycos shall have the right, but not the obligation, to control the defense and/or settlement of any claim in which it is named as a party. B&N shall have the right to participate in any defense of a claim by Lycos with counsel of B&S's choice at its own expense. The foregoing indemnity is conditioned upon: prompt written notice by B&N to Lycos of any claim, action or demand for which indemnity is claimed; complete control of the defense and settlement thereof by Lycos; and such reasonable cooperation by B&N in the defense as Lycos may request.

     10.  Confidentiality; Press Releases.
          -------------------------------

          (a) Non-Disclosure Agreement.  The parties agree and acknowledge that,
              ------------------------
as a result of negotiating, entering into and performing this Agreement, each party has and will have access to certain of the other party's Confidential Information (as defined below). Each party also understands and agrees that misuse and/or disclosure of that information could adversely affect the other party's business. Accordingly, the parties agree that, during the term of this Agreement and thereafter, each party shall use and reproduce the other party's Confidential Information only for purposes of this Agreement and only to the extent necessary for such purpose and shall restrict disclosure of the other party's Confidential Information to its employees, consultants or independent contractors with a need to know and shall not disclose the other party's Confidential Information to any third party without the prior written approval of the other party. Notwithstanding the foregoing, it shall not be a breach of this Agreement for either party to disclose Confidential Information of the other party if required to do so under law or in a judicial or other governmental investigation or proceeding, provided the other party has been given prior notice and the disclosing party has sought all available safeguards against widespread dissemination prior to such disclosure.

          (b) Confidential Information Defined.  As used in this Agreement, the
              --------------------------------
term "Confidential Information" refers to: (i) the terms and conditions of this Agreement; (ii) each party's trade secrets, business plans, strategies, methods and/or practices; and (iii) other information relating to either party that is not generally known to the public, including information about either party's personnel, products, customers, marketing strategies, services or future business plans. Notwithstanding the foregoing, the term "Confidential Information" specifically excludes (i) information that is now in the public domain or subsequently enters the public domain by publication or otherwise through no action or fault of the other party; (ii) information that is known to either party without restriction, prior to receipt from the other party under this Agreement, from its own independent sources as evidenced by such party's written records, and which was not acquired, directly or indirectly, from the other party; (iii) information that either party receives from any third party reasonably known by such receiving party to have a legal right to transmit such information, and not under any obligation to keep such information confidential; and (iv) information independently developed by either party's employees or agents provided that either party can show that those same employees or agents had no access to the Confidential Information received hereunder.

          (c) Press Releases.  Lycos and B&N shall jointly prepare press
              --------------
releases concerning the existence of this Agreement and the terms hereof. B&N shall sponsor a public relations event in which B&N and Lycos will jointly announce the relationship contemplated hereby. Otherwise, no public statements concerning the existence or terms of this Agreement shall be made or released to any medium except with the prior approval of Lycos and B&N or as required by law.

     11.  Termination.  Either party may terminate this Agreement if (a) the
          -----------
other party files a petition for bankruptcy or is adjudicated bankrupt; (b) a petition in bankruptcy is filed against the other party and such petition is not dismissed within sixty days of the filing date; (c) the other party becomes insolvent or makes an assignment for the benefit of its creditors pursuant to any bankruptcy law, or (d) a receiver is appointed for the other party or its business. In addition, either party may terminate this Agreement upon the occurrence of a material breach by the other party if such breach is not cured within ninety (90) days after written notice is received by the breaching party identifying the matter constituting the material breach. [*]

     12.  Relationship of Parties.  B&N and Lycos are independent contractors
          -----------------------
under this Agreement, and nothing herein shall be construed to create a partnership, joint venture or agency relationship between B&N and Lycos. Neither party has authority to enter into agreements of any kind on behalf of the other.

     13.  Assignment, Binding Effect.  Neither Lycos nor B&N may assign this
          --------------------------
Agreement or any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other.

     14.  Choice of Law.  This Agreement, its interpretation, performance or any
          -------------
breach thereof, shall be construed in accordance with, and all questions with respect thereto shall be determined by, the laws of the Commonwealth of Massachusetts applicable to contracts entered into and wholly to be performed within said state.

     15.  Counterparts.  This Agreement may be executed in multiple
          ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     16.  Section Headings.  Section headings are for convenience only and are
          ----------------
not a part of this Agreement.

     17.  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties hereto with respect to the transactions and matters contemplated hereby, supersedes all previous agreements between Lycos and B&N concerning the subject matter, and cannot be amended except by a writing signed by both parties. No party hereto has relied on any statement, representation or promise of any other party or with any other officer, agent,

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

employee or attorney for the other party in executing this Agreement except as expressly stated herein.

     18.  Limitations of Liability.
          ------------------------

          UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM ANY PROVISION OF THIS AGREEMENT (INCLUDING SUCH DAMAGES INCURRED BY THIRD PARTIES), SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR DAMAGES IN EXCESS OF THE AMOUNT RECEIVED BY LYCOS UNDER THIS AGREEMENT, PROVIDED THAT THIS SECTION DOES NOT LIMIT EITHER PARTY'S LIABILITY TO THE OTHER FOR (A) WILLFUL AND MALICIOUS MISCONDUCT; (B) DIRECT DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY;
(C) BODILY INJURY OR DEATH CAUSED BY NEGLIGENCE; OR (D) INDEMNIFICATION OBLIGATIONS HEREUNDER.



                                *      *      *

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date set forth above.

BARNESANDNOBLE.COM, INC.                LYCOS, INC.



By:______________________________       By:______________________________


Name:____________________________       Name:____________________________


Title:___________________________       Title:___________________________


Date:____________________________       Date:____________________________



     In consideration of, and as a material inducement for, Lycos, Inc. entering into this Agreement, the undersigned, Barnes & Noble, Inc. (the "Guarantor") hereby unconditionally guarantees the full and prompt payment of the obligations of BarnesandNoble.com, Inc. ("B&N") under the Agreement and hereby covenants to and agrees with Lycos that if default shall at any time be made by B&N in the payment of its obligations, Guarantor shall and will promptly make such payments to Lycos. Subject to the last sentence hereof, this guaranty is an irrevocable, absolute and unconditional guaranty of payment and of performance. This guaranty shall be a continuing guaranty, and the liability of Guarantor hereunder shall in no way be affected, modified, impaired or diminished by reason of any assignment, renewal, modification or extension of the Agreement or by reason of any bankruptcy, insolvency, reorganization, assignment for the benefit of creditors, receivership or similar action affecting B&N.
[*]


                                    BARNES & NOBLE, INC.



                                    By:_________________________________________
                                       Name:
                                       Title:

                                      -13-


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